UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 25, 2008
                              (SEPTEMBER 23, 2008)

                             WIN GAMING MEDIA, INC.
             (Exact name of registrant as specified in its charter)


             NEVADA                 000-51255                98-0374121
--------------------------------------------------------------------------------
  (State or other jurisdiction     (Commission             (IRS Employer
       of incorporation)          File Number)           Identification No.)

           103 FOULK ROAD, WILMINGTON, DE                          19803
------------------------------------------------------    ----------------------
      (Address of principal executive offices)                   (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02 DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On September 23, 2008, the registrant entered into a consulting agreement ("Agreement") with Citron Investments Ltd., (the: "Consultant"), an Israeli corporation wholly owned by the registrant's director and Chief Executive Officer ("CEO"), Mr. Shimon Citron. Pursuant to the Agreement, the registrant shall retain the services of the Consultant to provide the services of Mr. Shimon Citron as CEO of the registrant in a part time capacity. Pursuant to the Agreement, the registrant shall pay the Consultant a monthly payment of $10,000, shall reimburse expenses incurred by the Consultant in connection with one automobile owned and operated by the Consultant not to exceed one thousand United States dollars (US$ 1,000) per month and shall include Mr. Citron in its liability insurance program for officers and directors. In addition, under the terms of the Agreement, should the registrant's valuation based on the price per share of the registrant's shares as quoted on the stock exchange or on an automatic quotation system (such as the Over The Counter Bulletin Board) in which the Company's shares are listed or quoted, during the term of this Agreement, exceed $10,000,00 throughout a continuous period of at least 30 consecutive days, then the Consultant shall be entitled to receive from the registrant a special bonus equals to 2% of the average registrant's valuation in such 30-day period. The term of the Agreement is 6 months, effective June 6, 2008 with automatic extension for an undefined period. The Agreement can be terminated by either party for no reason with a 90 day advance written notice or for a material breach with a 14 days advance written notice if such a breach was not cured during the aforesaid 14-day period.

A copy of the Agreement is attached hereto, and incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

10.1. Consulting Agreement, dated September 23, 2008, between the registrant and Citron Investments Ltd.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  WIN GAMING MEDIA, INC.
                                                  (registrant)

                                                  By: /s/ Jacob Bar-shalom
                                                  ------------------------
Date: September 25, 2008                          Jacob Bar-Shalom
                                                  Chief Financial Officer